EXHIBIT 10.10


                                SECOND AMENDMENT
                                       TO
                GENERAL CREDIT AND SECURITY AGREEMENT AND WAIVER

            THIS AGREEMENT, dated as of March 31, 1998, between SPECTRUM Commercial Services, a division of Lyon Financial Services, Inc., a Minnesota Corporation, having its mailing address and principal place of business at 7900 International Drive, Suite 890, Bloomington, Minnesota 55425 (herein called "Lender" or "SCS"), and Appliance Recycling Centers of America, Inc., a Minnesota corporation, having the mailing address and principal place of business at 7400 Excelsior Boulevard, Minneapolis, MN 55426,(herein called "Borrower"), amends that certain General Credit and Security Agreement dated August 30, 1996, ("Credit Agreement") as amended. Where the provisions of this Agreement conflict with the Credit Agreement, the intent of this Agreement shall control.

         1. The definition of "Maximum Principal Amount" under paragraph 2 of the Credit Agreement is hereby deleted and replaced with the following:

                  "Maximum Principal Amount" shall mean, at any date, Two Million Seven Hundred Fifty Thousand and No/100ths Dollars ($2,750,000).

         2. The definition of "Borrowing Base" appearing in Paragraph 2 are respectively amended in their entirety to read as follows:

                  "Borrowing Base" shall mean the sum of (i) Eighty percent (80%) of the net amount of Eligible Receivables or such greater or lesser percentage as Lender, in its sole discretion, shall deem appropriate, plus (ii) the lesser of
                  (x) One Hundred Fifty Thousand and No/100ths Dollars ($150,000.00) or (y) Twenty Five percent (25%) of the net amount of Eligible Inventory (excluding Eligible Whirlpool Inventory), or such greater or lesser dollars and/or percentage as Lender, in its sole discretion, shall deem appropriate, plus (iii) the lesser of (x) Seven Hundred Fifty Thousand and No/100ths Dollars ($750,000.00) or (y) Seventy Five percent (75%) of the net amount of Eligible Whirlpool Inventory, or such greater or lesser dollars and/or percentage as Lender, in its sole discretion, shall deem appropriate, plus (iv) One Hundred Sixty Four Thousand and No/100ths Dollars ($164,000.00) for liquidation value of equipment or such greater or lesser dollars as Lender, in its sole discretion, shall deem appropriate, plus (v) Six Hundred Fifty Thousand and No/100ths ($650,000.00) for the value of the Mortgaged Premises or such greater or lesser dollars as Lender, In its sole discretion, shall deem appropriate.

         3. The following definition is added to paragraph 2:

                  "Eligible Whirlpool Inventory" shall mean that portion of Eligible Inventory which consists of so called Scratch and Dent, Ding and Dent, and Obsolete inventory, all of which are purchased by Borrower directly from Whirlpool Corporation.

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            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                        LENDER:       SPECTRUM COMMERCIAL SERVICES


                                      By
                                         ---------------------------------------
                                         Its
                                              ----------------------------------

                        BORROWER:     APPLIANCE RECYCLING CENTERS
                                        OF AMERICA, INC.


                                      By
                                         ---------------------------------------
                                         Its
                                             -----------------------------------

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                   SECOND AMENDED AND RESTATED REVOLVING NOTE

$2,750,000.00                                                     March 31, 1998
                                                          Bloomington, Minnesota

FOR VALUE RECEIVED, the undersigned, APPLIANCE RECYCLING CENTERS OF AMERICA, INC. promises to pay to the order of SPECTRUM COMMERCIAL SERVICES, a division of Lyon Financial Services, Inc., a Minnesota corporation, (the "Lender") at its office in Bloomington, Minnesota, or at such other place as any present or future holder of this Note may designate from time to time, the principal sum of
(i) Two Million Seven Hundred Fifty and 00/100 Dollars ($2,750,000.00), or (ii) the aggregate unpaid principal amount of all advances and/or extensions of credit made by the Lender to the undersigned pursuant to this Note as shown in the records of any present or future holder of this Note, whichever is less, plus interest thereon from the date of each advance in whole or in part included in such amount until this Note is fully paid. Interest shall be computed on the basis of the actual number of days elapsed and a 360-day year, at an annual rate equal to 5.0% per annum in excess of the Prime Rate of Norwest Bank Minnesota, NA, and that shall change when and as said Prime Rate shall change; provided, however, that (i) in no event shall the interest rate in effect hereunder at any time be less than 10% per annum; and (ii) interest payable hereunder with respect to each calendar month shall not be less than $10,000 regardless of the amount of loans, advances or other credit extensions that actually may have been outstanding during the month.. Interest is due and payable on the first day of each month and at maturity. The term "Prime Rate" means the rate established by Norwest Bank in its sole discretion from time to time as its Prime or Base Rate, and the undersigned acknowledges that Norwest Bank and/or Lender may lend to its customers at rates that are at, above or below the Prime Rate. Notwithstanding the foregoing, after an Event of Default, this Note shall bear interest until fully paid at 5% per annum in excess of the rate otherwise then in effect, which rate shall continue to vary based on further changes in the Prime Rate; provided, however, that after an Event of Default, (i) in no event shall the interest rate in effect hereunder at any time be less than 15% per annum; and
(ii) interest payable hereunder with respect to each calendar month shall not be less than $10,000 regardless of the amount of loans, advances or other credit extensions that actually may have been outstanding during the month. The undersigned also shall pay the holder of this Note a late fee equal to 10% of any payment under this Note that is more than 10 days past due.

All interest, principal, and any other amounts owing hereunder are due on August 30, 1999 or earlier UPON DEMAND by Lender or any holder hereof, and Lender specifically reserves the absolute right to demand payment of all such amounts at any time, with or without advance notice, for any reason or no reason whatsoever. Lender's right to make such demand is not exclusive and Lender may coincidentally or separately from such demand make further demand for payment pursuant to the terms hereof (including but not limited to upon the occurrence of an Event of Default), and further, amounts may become due hereunder without a demand by Lender.

All or any part of the unpaid balance of this Note may be prepaid at any time, provided however, that if this Note is completely repaid after August 30, 1997 and on or before August 30, 1998, then there shall be a prepayment charge equal to $40,000.00; provided further, however, that if this Note is completely repaid after August 30, 1998 and on or before August 30, 1999, then there shall be a prepayment charge equal to $35,000.00; provided further, however, that if Borrower completely repays this Note prior to August 30, 1999 and repays all amounts owing hereunder completely from funds borrowed from Western State Bank (and not from any other source of funds), then no prepayment charge shall be due. At the option of the then holder of this Note, any payment under this Note may be applied first to the payment of other charges, fees and expenses under this Note and any other agreement or writing in

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connection with this Note, second to the payment of interest accrued through the date of payment, and third to the payment of principal. Amounts may be advanced and readvanced under this Note at the Lender's sole and absolute discretion, provided the principal balance outstanding shall not exceed the amount first above written. Neither the Lender nor any other person has any obligation to make any advance or readvance under this Note.

The occurrence of any of the following events shall constitute an Event of Default under this Note: (i) any default in the payment of this Note; or (ii) any other default under the terms of any now existing or hereafter arising debt, obligation or liability of any maker, endorser, guarantor or surety of this Note or any other person providing security for this Note or for any guaranty of this Note, including, but not limited to, that certain General Credit and Security Agreement dated August 30, 1996 as amended by the First Amendment dated November 8, 1996, and as amended by the Second Amendent thereto dated of even date, the Combination Mortgage, Security Agreement and Fixture Financing Statement dated November 5, 1996, or the Assignment of Leases and Rents dated November 8, 1996; or (iii) the insolvency (other than the insolvency of the undersigned), death dissolution, liquidation, merger or consolidation of any such maker, endorser, guarantor, surety or other person; or (iv) any appointment of a receiver, trustee or similar officer of any property of any such maker, endorser, guarantor, surety or other person; or (v) any assignment for the benefit of creditors of any such maker, endorser, guarantor, surety or other person; or
(vi) any commencement of any proceeding under any bankruptcy, insolvency, dissolution, liquidation or similar law by or against any such maker, endorser, guarantor, surety or other person, provided however, that if such a proceeding is commenced against the maker hereof or any Guarantor on an involuntary basis, then only if such action is not dismissed within 60 days of first being filed; or (vii) the sale, lease or other disposition (whether in one transaction or in a series of transactions) to one or more persons of all or a substantial part of the assets of any such maker, endorser, guarantor, surety or other person; or
(viii) any such maker, endorser, guarantor, surety or other person takes any action to revoke or terminate any agreement, liability or security in favor of the Lender; or (ix) the entry of any judgment or other order for the payment of money in the amount of $10,000.00 or more against any such maker, endorser, guarantor, surety or other person which judgment or order is not discharged or stayed in a manner acceptable to the then holder of this Note within 10 days after such entry; or (x) the issuance or levy of any writ, warrant, attachment, garnishment, execution or other process against any property of any such maker, endorser, guarantor, surety or other person; or (xi) the attachment of any tax lien to any property of any such maker, endorser, guarantor, surety or other person which is other than for taxes or assessments not yet due and payable; or
(xii) any statement, representation or warranty made by any such maker, endorser, guarantor, surety or other person (or any representative of any such maker, endorser, guarantor, surety or other person) to any present or future holder of this Note at any time shall be false, incorrect or misleading in any material respect when made; or (xiii) there is a material adverse change in the condition (financial or otherwise), business or property of any such maker, endorser, guarantor, surety or other person. Upon the occurrence of an Event of Default and at any time thereafter while an Event of Default is continuing, the then holder of this Note may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall become due and payable for the entire unpaid principal balance of this Note plus accrued interest and other charges on this Note without any presentment, demand, protest or other notice of any kind.

         The undersigned: (i) waives demand, presentment, protest, notice of protest, notice of dishonor and notice of nonpayment of this Note; (ii) agrees to promptly provide all present and future holders of this Note from time to time with financial statements of the undersigned and such other information respecting the financial condition, business and property of the undersigned as any such holder of this Note may reasonably request, in form and substance acceptable to such holder of this Note; (iii) agrees that when or at any time after this Note becomes due the then holder of this note may offset or charge

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the full amount owing on this note against any account then maintained by the undersigned with such holder of this Note without notice; (iv) agrees to pay on demand all fees, costs and expenses of all present and future holders of this
Note in connection with this Note and any security and guaranties for this Note, including but not limited to audit fees and expenses and reasonable attorneys' fees and legal expenses, plus interest on such amounts at the rate set forth in this Note; and (v) consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related in any way to this Note or any security of guaranty for this Note, waives any argument that venue in such forums is not convenient, and agrees that any litigation initiated by the undersigned against the Lender or any other present or future holder of this Note relating in any way to this Note or any security or guaranty for this Note shall be venued (at the sole option of Lender or the holder hereof) in either the District Court of Dakota or Hennepin County, Minnesota, or the United States District Court, District of Minnesota. Interest on any amount under this Note shall continue to accrue, at the option of any present or future holder of this Note, until such holder receives final payment of such amount in collected funds in form and substance acceptable to such holder. The maker agrees that, if it brings any action or proceeding arising out of or relating to this Agreement, it shall bring such action or proceeding in the District Court of Hennepin County, Minnesota.

No waiver of any right or remedy under this Note shall be valid unless in writing executed by the holder of this Note, and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of all present and future holders of this Note shall be cumulative and may be exercised singly, concurrently or successively. The undersigned, if more than one, shall be jointly and severally liable under this Note, and the term "undersigned," wherever used in this Note, shall mean the undersigned or any one or more of them. This Note shall bind the undersigned and the successors and assigns of the undersigned. This Note shall be governed by and construed in accordance with the laws of the State of Minnesota.

This Note amends and restates, but does not repay, that certain Amended Revolving Note dated as of November 8, 1996 made by the undersigned payable to the order of Lender in the original principal amount of $2,000,000.00.

THE UNDERSIGNED REPRESENTS, CERTIFIES, WARRANTS AND AGREES THAT THE UNDERSIGNED HAS READ ALL OF THIS NOTE AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS NOTE. THE UNDERSIGNED ALSO AGREES THAT COMPLIANCE BY ANY PRESENT OR FUTURE HOLDER OF THIS NOTE WITH THE EXPRESS PROVISIONS OF THIS NOTE SHALL CONSTITUTE GOOD FAITH AND SHALL BE CONSIDERED REASONABLE FOR ALL PURPOSES.

                                      APPLIANCE RECYCLING CENTERS
                                        OF AMERICA, INC.

                                      By
                                         ---------------------------------------
                                         Edward R. Cameron
                                         President

                     GUARANTOR ACKNOWLEDGMENT AND AMENDMENT

         The undersigned, Edward R. Cameron (the "Guarantor") has entered into a certain Guaranty, dated as of August 30, 1996 (the "Guaranty;" capitalized terms not otherwise defined herein being used herein as therein defined), pursuant to which the Guarantor has guarantied the payment and performance of certain Indebtedness of Appliance Recycling Centers of America, Inc., a Minnesota corporation ("Borrower") to SPECTRUM Commercial Services, a division of Lyon Financial Services, Inc., a Minnesota corporation, ("SCS"), which Indebtedness includes, without limitation, all obligations of Borrower under that certain letter agreement dated as of August 30, 1996 between the Borrower and SCS as amended by a First Amendment dated November 8, 1996, (as so amended the "Original Loan Agreement").

         The Guarantor hereby acknowledges that it has received a copy of: (a) the Second Amendment to General Credit and Security Agreement and Waiver dated as of the date hereof (the "Loan Agreement") between the Borrower and SCS amending and restating the Original Loan Agreement;

         The Guarantor hereby:

                  (a)      agrees and acknowledges that:

                                    (i) the Guaranty is generally amended so
                           that the guaranty shall be increased to a maximum of $350,000 plus all of Lender's fees, costs, expenses and attorneys' fees incurred in enforcing the Guarantee; and

                  (b)      confirms that:

                                    (i) by the Guaranty as so amended, the
                           Guarantor continues to guarantee the payment and performance of the Indebtedness owed to SCS, including, without limitation, all obligations of Borrower under the Original Loan Agreement as amended and restated by the Loan Agreement; and

                                    (ii) the Guaranty as so amended remains in
                           full force and effect, enforceable against the Guarantor in accordance with its terms.


                                         ---------------------------------------
                                         Edward R. Cameron
                                         Guarantor


Accepted and Agreed to this 12th day of February, 1998

SPECTRUM COMMERCIAL SERVICES


By:
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Its:
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


                     GUARANTOR ACKNOWLEDGMENT AND AMENDMENT

         Each of the undersigned, collectively (the "Guarantors") has entered into a certain Guaranty, dated as of August 30, 1996 (the "Guaranty;" capitalized terms not otherwise defined herein being used herein as therein defined), pursuant to which the Guarantor has guarantied the payment and performance of certain Indebtedness of Appliance Recycling Centers of America, Inc., a Minnesota corporation ("Borrower") to SPECTRUM Commercial Services, a division of Lyon Financial Services, Inc., a Minnesota corporation, ("SCS"), which Indebtedness includes, without limitation, all obligations of Borrower under that certain letter agreement dated as of August 30, 1996 between the Borrower and SCS as amended by a First Amendment dated November 8, 1996, (as so amended the "Original Loan Agreement").

         Each of the Guarantors hereby acknowledges that it has received a copy of: (a) the Second Amendment to General Credit and Security Agreement and Waiver dated as of the date hereof (the "Loan Agreement") between the Borrower and SCS amending and restating the Original Loan Agreement;

         Each of the Guarantors hereby agrees and acknowledges that the amendment shall in no way impair or limit the right of SCS under Guarantor's Guaranty or any other Loan Document to which such Guarantor is a party and confirms that:

                  (a) by the Guaranty as so amended, the Guarantor continues to guarantee the payment and performance of the Indebtedness owed to SCS, including, without limitation, all obligations of Borrower under the Original Loan Agreement as amended and restated by the Loan Agreement; and

                  (b) with respect to each corporate Guarantor, by such Guarantor's Subsidiary Security Agreement, such Guarantor continues to grant a security interest in the "Collateral" described in such Guarantor's Subsidiary Security Agreement to secured the payment and performance of the "obligations" described therein; and

                  (c) the Guaranty as so amended remains in full force and effect, enforceable against the Guarantor in accordance with its terms.

ARCA of St. Louis, Inc.                            ARCA-Maryland, Inc.

By:                                        By:
    ----------------------------------        ----------------------------------
Its:                                           Its:
    ----------------------------------             -----------------------------

            Appliance Recycling Centers of America, California, Inc.

                           By:
                               ------------------------------
                              Its:
                                   --------------------------


Accepted and Agreed to this 12th day of February, 1998


SPECTRUM COMMERCIAL SERVICES


By:
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Its:
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